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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) September 12, 1995


                                Staples, Inc.
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            (Exact name of registrant as specified in its charter)

                                   Delaware
           --------------------------------------------------------
                (State or other jurisdiction of incorporation)


              0-17586                              04-2896127
      ------------------------          --------------------------------
      (Commission File Number)          (IRS Employer Identification No.)

        100 Pennsylvania Avenue, Framingham, Massachusetts 01701-9328
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        (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code (508) 370-8500
                                                         --------------



                          This is Page 1 of 5 pages
                          Exhibit Index is on Page 4
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Item 5.  Other Events

         On September 12, 1995, Staples, Inc. (the "Company") issued a press release entitled "Staples, Inc. Announces $265 Million Convertible Debenture Offering", reporting a proposed offering of a new issue of $265 million of 4 1/2% Convertible Subordinated Debentures due 2000, a copy of which is attached hereto as an exhibit and incorporated herein by reference.




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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STAPLES, INC.


Dated: September 14, 1995                      By: /s/ Peter M. Schwarzenbach
       ----------------------------            -------------------------------
                                                   Peter M. Schwarzenbach


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                                EXHIBIT INDEX


    Exhibit No.                Description                           Page No.
    -----------                -----------                           --------
        99           Press Release issued September 12, 1995